Exhibit 99
                                                                      ----------

                                                          UACSC 2001-C

                                                  UNION ACCEPTANCE CORPORATION
                                                           (Servicer)
                                                            10/31/01

NOTE BALANCE RECONCILIATION                                         D O L L A R S                                       NUMBERS
                            CLASS A-1      CLASS A-2       CLASS A-3       CLASS A-4       CLASS B        TOTAL
                          -----------------------------------------------------------------------------------------------------
Original Note Balances    62,105,000.00  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  330,000,000.00  21,076
Beginning Period Note
  Balances                62,105,000.00  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  330,000,000.00  21,076
Principal Collections -
  Scheduled Payments       4,428,518.25            -               -               -               -      4,428,518.25
Principal Collections -
  Payoffs                  8,469,859.36            -               -               -               -      8,469,859.36     609
Principal Withdrawal from
  Payahead                          -              -               -               -               -               -
Gross Principal Charge Offs   (6,923.02)           -               -               -               -         (6,923.02)      0
Repurchases                   63,116.90            -               -               -               -         63,116.90      19
                          -------------  -------------   -------------   -------------   -------------  --------------  ------
Ending Note Balances      49,150,428.51  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  317,045,428.51  20,448
                          =============  =============   =============   =============   =============  ==============  ======


Note Factor                   0.7914086      1.0000000       1.0000000       1.0000000       1.0000000       0.9607437
Interest Rate                   2.5850%        3.0300%         3.8100%          4.390%          4.730%         3.5824%


PRINCIPAL BALANCE RECONCILIATION
Original Principal Balance                                              270,000,939.63
Beginning Period Principal Balance                                      270,000,939.63
Purchase of  Subsequent Prefunded Receivables                            59,999,060.37
Principal Collections - Scheduled Payments                                4,428,518.25
Principal Collections - Payoffs                                           8,469,859.36
Principal Withdrawal from Payahead                                                   -
Gross Principal Charge Offs                                                  (6,923.02)
Repurchases                                                                  63,116.90
                                                                        --------------
Ending Principal Balance                                                317,045,428.51
                                                                        ==============

PREFUND ACCOUNT RECONCILIATION

Original Balance                                                         59,999,060.37
Beginning Balance                                                        59,999,060.37
Purchase of  Subsequent Prefunded Receivables                           (59,999,060.37)
Prefund Account Interest Earned                                              99,171.04
Withdrawal                                                                  (99,171.04)
                                                                        --------------
Ending Balance                                                                       -
                                                                        ==============

CASH FLOW RECONCILIATION

Principal Wired                                                          12,898,774.60
Interest Wired                                                            2,970,222.75
Withdrawal from Payahead Account                                                     -
Repurchases (Principal and Interest)                                         65,246.99
Charge Off Recoveries                                                         1,868.43
Interest Advances                                                            25,668.93
Collection Account Interest Earned                                           16,565.58
Prefunding Reserve Amount Released from Spread Account                       77,900.00
Prefund Account Withdrawal                                                   99,171.04
Spread Account Withdrawal                                                            -
Policy Draw for Principal or Interest                                                -
                                                                        --------------

Total Cash Flow                                                          16,155,418.32
                                                                        ==============


TRUSTEE DISTRIBUTION (11/08/01)

Total Cash Flow                                                          16,155,418.32
Unrecovered Advances on Defaulted Receivables                                        -
Servicing Fee (Due and Unpaid)                                                       -
Interest to Class A-1 Noteholders, including any overdue amounts            182,838.85
Interest to Class A-2 Noteholders, including any overdue amounts            301,744.23
Interest to Class A-3 Noteholders, including any overdue amounts            286,423.10
Interest to Class A-4 Noteholders, including any overdue amounts            442,946.12
Interest to Class B Noteholders, including any overdue amounts              104,060.00
Principal to Class A-1 Noteholders, including any overdue amounts        12,954,571.49
Principal to Class A-2 Noteholders, including any overdue amounts                    -
Principal to Class A-3 Noteholders, including any overdue amounts                    -
Principal to Class A-4 Noteholders, including any overdue amounts                    -
Principal to Class B Noteholders, including any overdue amounts                      -
Insurance Premium                                                            49,866.67
Unreimbursed draws on the Policy for Principal or Interest                           -
Any other amounts payable to the Insurer under the Insurance Agreement
Interest Advance Recoveries from Payments                                     1,286.70
Deposit to Payahead                                                             396.99
Payahead Account Interest to Servicer                                                -
Excess                                                                    1,831,284.17
                                                                        --------------
Net Cash                                                                             -
                                                                        ==============

Servicing Fee Retained from Interest Collections                            247,500.86

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                             91,200.00
Beginning Balance                                                            91,200.00
Trustee Distribution of Excess                                            1,831,284.17
Prefunding Reserve Amount Released                                          (77,900.00)
Interest Earned                                                                 230.73
Spread Account Draws                                                                 -
Reimbursement for Prior Spread Account Draws                                         -
Distribution of Funds to Servicer                                                    -
                                                                        --------------
Ending Balance                                                            1,844,814.90
                                                                        ==============

Required Balance                                                          6,600,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                          9,900,000.00
Beginning Balance                                                         9,900,000.00
Reduction Due to Spread Account                                                      -
Reduction Due to Principal Reduction                                                 -
                                                                        --------------
Ending Balance                                                            9,900,000.00
                                                                        ==============

a) Outstanding Balance * 5.00% -Spread Balance                           16,500,000.00
b) Original Note Balance * 3.00%                                          9,900,000.00
c) Prior Payment Date First Loss Protection Amount                            N/A
                                                                        --------------
First Loss Protection Amount [lesser of a), b) or c) ]                    9,900,000.00
                                                                        ==============

First Loss Protection Fee %                                                      2.25%
First Loss Protection Fee                                                    22,893.75


POLICY  RECONCILIATION

Original Balance                                                        330,000,000.00
Beginning Balance                                                       330,000,000.00
Draws                                                                                -
Reimbursement of Prior Draws                                                         -
                                                                        --------------
Ending Balance                                                          330,000,000.00
                                                                        ==============

Adjusted Ending Balance Based Upon Required Balance                     316,766,126.77
                                                                        ==============
Required Balance                                                        316,766,126.77


PAYAHEAD RECONCILIATION

Beginning Balance                                                                    -
Deposit                                                                         396.99
Payahead Interest                                                                    -
Withdrawal                                                                           -
                                                                        --------------
Ending Balance                                                                  396.99
                                                                        ==============

CURRENT DELINQUENCY
                                                  GROSS
      # PAYMENTS DELINQUENT          NUMBER      BALANCE
                                  -------------------------
1 Payment                             180      1,679,112.31
2 Payments                             10        123,554.28
3 Payments                              0               -
                                  -------------------------
Total                                 190      1,802,666.59
                                  =========================

Percent Delinquent                     0.929%        0.569%


DELINQUENCY RATE (60+)
                                                                RECEIVABLE
                                                 END OF PERIOD  DELINQUENCY
             PERIOD                 BALANCE      POOL BALANCE      RATE
                                  -----------------------------------------
Current                             123,554.28   317,045,428.51     0.04%
1st Previous                               -                -
2nd Previous                               -                -



NET LOSS RATE
                                                                                DEFAULTED
                                                 LIQUIDATION     AVERAGE        NET LOSS
             PERIOD                 BALANCE       PROCEEDS     POOL BALANCE    (ANNUALIZED)
                                  -------------------------------------------------------
Current                           (6,923.02)     1,868.43      323,522,714.26       -0.03%
1st Previous                            -             -                   -
2nd Previous                            -             -                   -

Gross Cumulative Charge Offs      (6,923.02)      Number of Repossessions                0
Gross Liquidation Proceeds         1,868.43       Number of Inventoried Autos EOM        0
Net Cumulative Loss Percentage        0.00%       Amount of Inventoried Autos EOM      -
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)       0.00%
Trigger                               0.60%
Status                                 OK
Net Cumulative Loss Trigger Hit in     NO
   Current or any Previous Month


EXCESS YIELD TRIGGER
                                                          EXCESS YIELD
                              EXCESS     END OF PERIOD    PERCENTAGE
             PERIOD           YIELD      POOL BALANCE     (ANNUALIZED)
                           -------------------------------------------
Current                   1,832,967.86   317,045,428.51      6.94%
1st Previous
2nd Previous
3rd Previous
4th Previous
5th Previous


                                     LEVEL       TRIGGER      STATUS
                                  --------------------------------------
Six Month Average Excess Yield        N/A         1.50%        N/A

Trigger Hit in Current or any
  Previous Month                                               NO




DATE:  November 6, 2001           /s/ Diane Slomka
                                  --------------------------------------
                                              DIANE SLOMKA
                                                 OFFICER